UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 4, 2013


                         AVALANCHE INTERNATIONAL, CORP.
             (Exact name of registrant as specified in its charter)

           NEVADA                     333-149299                 77-0721432
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

  2711 N. Sepulveda Blvd., Suite 323
         Manhattan Beach, CA                                        90266
(Address of principal executive offices)                         (Zip Code)

                                  323 449 2180
              (Registrant's telephone number, including area code)

          Stigu Street 26, Babites Pagasts, Rigas Rajon, Latvia LV 2101 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))
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ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT

On February 4, 2013, our former president, Yulia Goldfinger, sold a total of 2,000,0000 shares of our restricted common stock, representing 78.9% of our issued and outstanding common stock, to John Pulos.

Mr. Pulos paid $2,000 to Ms. Goldfinger in connection with the share purchase from personal funds. There were no arrangements or understanding between Mr. Pulos and Ms. Goldfinger and their associates with respect to the election of directors or other matters.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 4, 2013, we appointed John Pulos as our President, C.E.O., Secretary, Treasurer, as well as a director in place of Yulia Goldfinger, who resigned from these positions and her director position on the same date. At the time of her resignation, Ms. Goldfinger was our sole executive officer.

In connection with the change of control and the requirements of Form 8-K, we provide the following Form 10 information:

                             DESCRIPTION OF BUSINESS

ORGANIZATION WITHIN THE LAST FIVE YEARS

We were incorporated in the State of Nevada on April 14, 2011. We have never declared bankruptcy, have never been in receivership, and have never been involved in any legal action or proceedings. Since incorporation, we have not made any significant purchase or sale of assets. We maintain our statutory registered agent's office at 2360 Corporate Circle, Suite 400, Henderson, Nevada 89074-7722. Our business office is located at 2711 N. Sepulveda Blvd., Suite 323, Manhattan Beach, CA, 90266. Our telephone number is 323-449-2180.

IN GENERAL

We were incorporated in the State of Nevada on April 14, 2011. We intend to commence operations in the business of distributing crystallized glass tile in North America. This material can be used in any residential, commercial indoor, and outdoor surfacing applications generally for flooring. We have not generated any revenues and our principal business activities to date consist of creating a business plan and entering into a Marketing and Sales Distribution Agreement with Jiangxi Dafeng Trading Co., Ltd. a private Chinese company that is an established distributor of crystallized glass tile. The prices to be paid by us under the Agreement are fixed and can be changed only with a supplemental written agreement between Jiangxi Dafeng Trading Co., Ltd. and us.

We will require additional proceeds in order to commence our proposed plan of operations for the next 12 months. Our plan of operation is forward-looking and there is no assurance that we will ever begin operations. The total estimated amount of funds required to develop our business is $ 40,000. We need funds for general administrative expenses, business development, marketing costs, support materials and costs associated with being a publicly reporting company. We are a development stage company and have not earned any revenue from operations to date. It is likely that we will not be able to achieve profitability and will have to cease operations due to the lack of funding.

Our product is used principally in new developments, commercial and residential construction, and in home improvement, remodeling, and repair work. The success of our business plan will depend on the level of new construction and activity in the retail sales market. A downturn in commercial and residential start-ups, as well as a decrease in home improvement activity, can adversely affect our intended business.

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We plan to distribute our crystallized glass tile in North American markets to wholesale customers. We plan to fill placed orders and to supply the products within a period of thirty days or less following receipt of any written order. We do not intend to offer any credit terms relating to order payments. Our customers will be asked to pay us 30% in advance and pay the remaining amount due within three days after the product is loaded and has departed a sea port. Customers will have two options to pay for products: by wire transfer or by sending a check/money order. If a customer decides to pay by check/money order, then we will wait a certain amount of days before shipping to ensure that the check/money order has cleared. Customers will be responsible for shipping costs. Since we anticipate having a 30 day period to process and fill orders, we do not plan to purchase inventory in advance, but rather on a request basis. We do not intend to store inventory for any period of time. The orders will be shipped to the customers depending on customer requests. Customers will be responsible for custom duties, taxes, or any other additional charges that might arise. All shipments will be 100% insured for the value of the shipment and the insurance cost for risk of damage or loss will be each customer's responsibility.

PRODUCT OVERVIEW

Crystallized glass is a synthetic building material that consists of natural stone powder and crushed glass melted during 24 hours at the high temperature of 1500 degrees Celsius. Crystallized glass tile can be used in any residential, commercial indoor, or outdoor surfacing applications. We chose to distribute crystallized glass tile, as opposed to some other type of tile or flooring material because we believe that it is new and an innovative construction material. We also believe that it has true white color, high hardness, and wear resistance as it made under extremely high temperatures. We anticipate that crystallized glass will become a very popular flooring material. We plan to distribute white crystallized glass tile. We will offer two sizes, 24" x 24" x 3/4" and 32" x 32" x 3/4".

POTENTIAL CUSTOMERS

Our president and director, John Pulos will market our product and negotiate with potential customers. We intend to develop and maintain a database of potential customers who may want to buy crystallized glass tile from us. We will follow up with these clients periodically and offer them free samples, presentations, and special discounts from time to time. We plan to attend trade shows in our industry to showcase our product with a view to finding new customers. If we sell more than 75% of the shares in this offering, we plan to hire sales representatives to find potential customers.

We expect that our potential clients will consist of the following:

     1.   Flooring material distributors;

     2.   Specialized home building and restoration stores;

     3.   Chain stores that sell various types of building materials; and

     4.   Contractors, homebuilders and developers.

We will charge our clients wholesale prices for our product. Retailers and distributors will resell our product at retail prices which are typically 25% to 40% higher. We cannot guarantee that we will be able to execute successful contracts with the potential customers who will buy our crystallized glass tile, in which case our business may fail and we will have to cease our operations.

COMPETITION

The building products distribution industry is extremely fragmented and competitive. Competitors will include companies with substantial customer bases and working history. There can be no assurance that we can maintain a

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competitive position against current or future competitors, particularly those with greater financial, marketing, service, technical, and other resources. Our failure to maintain a competitive position within the market could have a material adverse effect on our business, financial condition, and results of operations. There can be no assurance that we will be able to compete successfully against current and future competitors, and competitive pressures faced by us may have a material adverse effect on our business, financial condition, and results of operations.

Some of the competitive factors that may affect our business are as follows:

     1. Increase in Number of Competitors: other companies may follow our business model of distributing lower priced crystallized glass tile, which will reduce our competitive edge.

     2. Price: Our competitors may be selling similar product at a lower price forcing us to lower our prices as well and possibly sell our product at loss.

     3. Substitute Products: crystallized glass tile may be substituted by similar material such natural stone or porcelain tiles. Consumer preferences for crystallized glass may change overtime which may affect our business positively or negatively depending on whether crystallized glass tile is preferred more or less.

MARKETING

We intend to enter into agreements with numerous local flooring distributors, home building and restoration stores, developers, and homebuilders who can order crystallized glass tile from us. As of today, we have not identified any potential counterparties to these agreements and we have not entered into any discussions with contractors and homebuilders. Our competitive advantage is that we offer a high quality and innovative product, while maintaining reasonable prices.

We intend to use marketing strategies, such as web advertisements, direct mailing, and phone calls to acquire potential customers. We plan to develop a website to market and display our products. As of the date of this report, we have not yet identified or registered any domain names for our website. To accomplish this, we plan to contract an independent web designing company. Our website will describe our product in detail, show our contact information, and include some general information and pictures of crystallized glass tile. We intend to attract traffic to our website through a variety of online marketing tactics, such as registering with top search engines using selected key words and metatags, and utilizing link and banner exchange options. We intend to promote our website by displaying it on our promotion materials.

We also plan to attend trade shows in the construction industry to showcase our product with a view to finding new customers. We intend to spend from $14,000 to $25,000 on marketing efforts during the first year of operations, subject to financing. There is no guarantee that we will be able to attract, and more importantly, retain enough customers to justify our expenditures. If we are unable to generate a significant amount of revenue and to successfully protect ourselves against those risks, then this would materially affect our financial condition and our business could be harmed.

AGREEMENT WITH OUR SUPPLIER

On December 27, 2011 we signed a Marketing and Sales Distribution Agreement with Jiangxi Dafeng Trading Co., Ltd., a private Chinese company. The agreement with Jiangxi Dafeng Trading Co., Ltd. ("Jiangxi") contains the following material terms:

     1. Jiangxi grants to us the exclusive right to market, sell and distribute the crystallized glass tile product (the "Product") in the United States and Canada.

     2. The initial term of the agreement shall be for a period of two years, commencing on December 27, 2011. The Agreement may be extended by mutual written consent of the parties.

     3. The rights granted to us under the agreement shall terminate upon the occurrence of any the following events: a) our failure to sell a minimum of $250,000 of the Product annually during the first two years

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          of the Term ("Initial Minimum Sale Period"); or b) our failure to increase the sale of the Product by a minimum of 10 percent each year after the minimum sale period.

     4. We will pay 30% fee as an advance and 70% within seven days after the Product is loaded and departed from the sea and a bill of lading is sent.

     5. Prices are fixed as specified in pro forma and commercial invoices that accompany each batch of goods. The price includes packaging, normal marks, loading, and export custom charges.

     6. The delivery of the Product shall be free on board as per INCOTERMS 2010, or the latest version available - pumped in ship's manifold, Shanghai (local) Port, China.

     7. Quality analysis is to be based on samples. Acceptance of the goods on quality is made within 20 days from the moment of reception of the goods in a warehouse of the final buyer.

     8. All costs, duties, and audit taxes related to cargo at the loading port at time of shipment shall be for Jiangxi's account.

As of the date of this report, we do not plan to retain other suppliers. If Jiangxi Dafeng Trading Co., Ltd. decreased or terminated its relationship with us, our business would likely fail if we were unable to find a substitute for that company.

John Pulos, our president will be devoting approximately 20% of his business time to our operations. Once we begin operations, and are able to attract more and more customers to use our service, Mr. Pulos has agreed to commit more time as required. Because Mr. Pulos will only be devoting limited time to our operations, our operations may be sporadic and occur at times which are convenient to him. As a result, operations may be periodically interrupted or suspended, which could result in a lack of revenues and a cessation of operations.

                                  RISK FACTORS

AN INVESTMENT IN OUR COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD CAREFULLY CONSIDER THE RISKS DESCRIBED BELOW AND THE OTHER INFORMATION IN THIS PROSPECTUS BEFORE INVESTING IN OUR COMMON STOCK. IF ANY OF THE FOLLOWING RISKS OCCUR, OUR BUSINESS, OPERATING RESULTS AND FINANCIAL CONDITION COULD BE SERIOUSLY HARMED. THE TRADING PRICE OF OUR COMMON STOCK, WHEN AND IF WE TRADE AT A LATER DATE, COULD DECLINE DUE TO ANY OF THESE RISKS, AND YOU MAY LOSE ALL OR PART OF YOUR INVESTMENT.

BECAUSE OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS HAVE ISSUED A GOING CONCERN OPINION, THERE IS SUBSTANTIAL UNCERTAINTY THAT WE WILL CONTINUE OPERATIONS, IN WHICH CASE YOU COULD LOSE YOUR INVESTMENT.

Our independent registered public accountants have issued a going concern opinion. This means that there is substantial doubt that we can continue as an ongoing business for the next twelve months. The financial statements do not include any adjustments that might result from the uncertainty about our ability to continue in business. As such we may have to cease operations and you could lose your investment. The Company can continue as a going concern without obtaining additional working capital for approximately next two months from the date of this report. We believe that existing cash on hand will be enough until the next annual audit is due and we will have to pay auditors fees. Therefore, we will need to obtain additional funds. If we are unable to obtain additional working capital our business may fail.

WE HAVE NO OPERATING HISTORY AND HAVE MAINTAINED LOSSES SINCE INCEPTION, WHICH WE EXPECT TO CONTINUE INTO THE FUTURE.

We were incorporated on April 14, 2011 and have limited operations. We have not realized any revenues to date. Our proposed crystallized glass tile distribution business is under development and we do not have crystallized glass tile for commercial sale. We have no operating history at all upon which an evaluation of

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our future success or failure can be made. Based upon our proposed plans, we expect to incur significant operating losses in future periods. This will happen because there are substantial costs and expenses associated with the development, marketing, and distribution of our product. We may fail to generate revenues in the future. If we cannot attract a significant number of customers, we will not be able to generate any significant revenues or income. Failure to generate revenues will cause us to go out of business because we will not have the money to pay our ongoing expenses.

In particular, additional capital may be required in the event that:

     * the actual expenditures required to be made are at or above the higher range of our estimated expenditures;

     * we incur unexpected costs in completing the development of our business or encounter any unexpected difficulties;

     * we incur delays and additional expenses related to the development of our product or a commercial market for our product; or

     * we are unable to create a substantial market for our product; or we incur any significant unanticipated expenses.

The occurrence of any of the aforementioned events could adversely affect our ability to meet our business plans and achieve a profitable level of operations.

THE FLOOR TILE DISTRIBUTION MARKET IS FRAGMENTED AND COMPETITIVE AND WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY WITH OUR EXISTING COMPETITORS OR NEW ENTRANTS INTO THE MARKETS WE SERVE.

The floor tile distribution market is fragmented and competitive. Our competition varies by product line, customer classification, and geographic market. The principal competitive factors in our industry are quality of product, pricing, service, delivery capabilities, and availability of product. We will compete with many local, regional, and national tile distributors and dealers. In addition, some crystallized glass tile suppliers might sell and distribute their products directly to our customers, and the volume of such direct sales could increase in the future. Additionally, distributors of products similar to those distributed by us, such as distributors of natural stone tile and porcelain tile, may elect to sell and distribute to our customers in the future or enter into exclusive supplier arrangements with other distributors. Most of our competitors have greater financial resources and may be able to withstand sales or price decreases more effectively than we can.
 We also expect to continue to face competition from new market entrants. We may be unable to continue to compete effectively with these existing or new competitors, which could have a material adverse effect on our financial condition and results of operations.

IF WE ARE UNABLE TO ATTRACT ENOUGH CUSTOMERS TO BUY OUR PRODUCT, OUR BUSINESS WILL FAIL.

We anticipate that our revenue will come from the distribution and sale of crystallized glass tile; therefore, we need to attract enough customers to buy our product. We have not identified any customers and we cannot guarantee that we ever will have any customers. Even if we obtain customers, there is no guarantee that we will generate a profit. If we are unable to attract enough customers and generate a profit, our business will fail.

IF WE ARE UNABLE TO BUILD AND MAINTAIN OUR BRAND IMAGE AND CORPORATE REPUTATION, OUR BUSINESS MAY SUFFER.

We are a new company, having been formed and commenced operations only in 2011. Our success depends on our ability to build and maintain the brand image for our crystallized glass tile. We cannot assure you, however, that any additional expenditure on advertising and marketing will have the desired impact on our products' brand image and on customer preferences. Actual or perceived product quality issues or allegations of product flaws, even if false or unfounded, could tarnish the image of our brand and may cause consumers to choose other companies for similar products.

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IF WE ARE UNABLE TO COMPLETE OUR PLAN TO DISTRIBUTE OUR CRYSTALLIZED GLASS TILE,
WE WILL NOT BE ABLE TO GENERATE REVENUES AND YOU WILL LOSE YOUR INVESTMENT.

We have not completed our plan to distribute crystallized glass tile, and we have no revenues from the sale or use of our crystallized glass tile. The success of our proposed business will depend on the completion of our plan and the acceptance of our crystallized glass tile by the general public. Achieving such acceptance will require significant marketing investment. Once we are capable of distributing our crystallized glass tile, it may not be accepted by consumers at sufficient levels to support our operations and build our business. If our crystallized glass tile products are not accepted at sufficient levels, our business will fail.

CHANGES IN ECONOMIC CONDITIONS THAT IMPACT CONSUMER SPENDING COULD HARM OUR BUSINESS.

Our financial performance is sensitive to changes in overall economic conditions that impact consumer spending. We are most impacted by changes in the demand for new homes and commercial real estate, as well as renovations, and in general economic conditions that impact the level of home and office improvements. Future economic conditions affecting consumer income such as employment levels, business conditions, interest rates, and tax rates could reduce consumer spending or cause consumers to shift their spending to other tile products. A general reduction in the level of consumer spending or shifts in consumer spending to other products could have a material adverse effect on our growth, sales, and profitability.

BECAUSE WE WILL DISTRIBUTE OUR PRODUCTS TO OVERSEAS, A DISRUPTION IN THE DELIVERY OF EXPORTED PRODUCTS MAY HAVE A GREATER EFFECT ON US THAN ON OUR COMPETITORS.

We will export our product from China. Because we export our product and deliver it directly to our customers, we believe that disruptions in shipping deliveries may have a greater effect on us than on competitors who manufacture and/or warehouse products in North America. Deliveries of our products may be disrupted through factors such as:

     *    raw material shortages, work stoppages, strikes and political unrest;

     *    fuel price increases;

     *    problems with ocean shipping, including work stoppages and shipping;

     *    container shortages;

     * increased inspections of import shipments or other factors causing delays in shipments; and

     *    economic crises, international disputes and wars.

Some of our competitors warehouse products they import from overseas, which allows them to continue delivering their products for the near term, despite overseas shipping disruptions. If our competitors are able to deliver products when we cannot, our reputation may be damaged and we may lose customers to our competitors.

PRICE COMPETITION COULD NEGATIVELY AFFECT OUR GROSS MARGINS.

Price competition could negatively affect our operating results. To respond to competitive pricing pressures, we will have to offer our products at lower prices in order to retain or gain market share and customers. If our competitors offer discounts on products in the future, we will need to lower prices to match the competition, which could adversely affect our gross margins and operating results.

ALL OF OUR PRODUCT PURCHASES WILL BE MADE FROM ONE SUPPLIER. IF THAT SUPPLIER DECREASED OR TERMINATED ITS RELATIONSHIP WITH US OUR BUSINESS WOULD LIKELY FAIL IF WE ARE UNABLE TO FIND A SUBSTITUTE FOR THAT COMPANY.

As a result of being totally dependent on a single wholesale supplier located in China, we may be subject to certain risks, including changes in regulatory requirements, tariffs and other barriers, increased pressure, timing and availability of export licenses, foreign currency exchange fluctuations, the

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burden of complying with a variety of foreign laws and treaties, and uncertainties relative to regional, political and economic circumstances. Initially, we plan to purchase substantially all of our products from Jiangxi Dafeng Trading Co., Ltd. a private Chinese company. If this company decreased, modified, or terminated its association with us for any reason, we would suffer an interruption in our business unless and until we found a substitute for that supplier. If we were unable to find a substitute for that supplier, our business would likely fail. We cannot predict what the likelihood would be of finding an acceptable substitute supplier.

WE DEPEND TO A SIGNIFICANT EXTENT ON CERTAIN KEY PERSONNEL, THE LOSS OF ANY OF WHOM MAY MATERIALLY AND ADVERSELY AFFECT OUR COMPANY.

Currently, we have only one employee who is also our sole officer and director. We depend entirely on Mr. John Pulos for all of our operations. The loss of Mr. Pulos would have a substantial negative effect on our company and would cause our business to fail. Mr. Pulos will not be compensated for his services unless and until we generate substantial revenues. There is intense competition for skilled personnel and there can be no assurance that we will be able to attract and retain qualified personnel on acceptable terms. The loss of Mr. Pulos's services could prevent us from completing the development of our business of distributing crystallized glass tile. In the event of the loss of his services, no assurance can be given that we will be able to obtain the services of adequate replacement personnel.

We do not have any employment agreements or maintain key person life insurance policies on our sole officer and director. We do not anticipate entering into employment agreements with him or acquiring key man insurance in the foreseeable future.

BECAUSE OUR SOLE OFFICER AND DIRECTOR HAS OTHER BUSINESS INTERESTS, HE MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS, CAUSING OUR BUSINESS TO FAIL.

Our sole officer and director, Mr. John Pulos, will only be devoting limited time to our operations. He currently intends to devote approximately 20% of his business time to our affairs. Because our sole officer and director will only be devoting limited time to our operations, our operations may be sporadic and occur at times which are convenient to him. As a result, operations may be periodically interrupted or suspended, which could result in a lack of revenues and a possible cessation of operations. It is possible that the demands on Mr. Pulos from his other obligations could increase with the result that he would no longer be able to devote sufficient time to the management of our business. In addition, Mr. Pulos may not possess sufficient time for our business if the demands of managing our business increase substantially beyond current levels.

BECAUSE OUR SOLE OFFICER AND DIRECTOR OWNS 78.9% OF THE COMPANY'S SHARES, HE WILL MAKE AND CONTROL CORPORATE DECISIONS THAT MAY BE DISADVANTAGEOUS TO MINORITY SHAREHOLDERS.

As of the date of this report, Mr. Pulos, our sole officer and director, owns 78.9% of the company's shares. Accordingly, he has significant influence in determining the outcome of all corporate transactions or other matters, including the election of directors, mergers, consolidations, and the sale of all, or substantially all of our assets, and also the power to prevent or cause a change in control. The interests of Mr. Pulos may differ from the interests of the other stockholders and may result in corporate decisions that are disadvantageous to other shareholders.

OUR SHARES OF COMMON STOCK ARE SUBJECT TO THE "PENNY STOCK" RULES OF THE SECURITIES AND EXCHANGE COMMISSION AND THE TRADING MARKET IN OUR SECURITIES WILL BE LIMITED, WHICH WILL MAKE TRANSACTIONS IN OUR STOCK CUMBERSOME AND MAY REDUCE THE VALUE OF AN INVESTMENT IN OUR STOCK.

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks". Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). Penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from

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those rules, to deliver a standardized risk disclosure document prepared by the
SEC, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. A broker-dealer must also provide the customer with bid and offer quotations for the penny stock, the compensation of the broker-dealer, and sales person in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that, prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for stock that becomes subject to those penny stock rules. If a trading market for our common stock develops, our common stock will probably become subject to the penny stock rules, and shareholders may have difficulty in selling their shares.

There is no current trading market for our securities and if a trading market does not develop, purchasers of our securities may have difficulty selling their shares.

Although our shares of common stock are quoted for trading on the OTC Bulletin Board, there is currently no active public trading market for our securities and one may not develop, or, if developed, may not be sustained. Accordingly, shareholders may have difficulty selling their common stock should they desire to do so.

WE MAY IN THE FUTURE ISSUE ADDITIONAL SHARES OF COMMON STOCK, WHICH WILL DILUTE SHARE VALUE OF INVESTORS IN THE OFFERING.

Our Articles of Incorporation authorize the issuance of 75,000,000 shares of common stock, par value $0.001 per share, of which 2,535,000 shares are issued and outstanding. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors in the offering, and might have an adverse effect on any trading market for our common stock.

BECAUSE WE ARE A "SHELL COMPANY", THE HOLDERS OF OUR RESTRICTED SECURITIES WILL NOT BE ABLE TO SELL THEIR SECURITIES IN RELIANCE ON RULE 144 UNTIL WE CEASE BEING A "SHELL COMPANY".

We are a "shell company" as that term is defined by the applicable federal securities laws. Specifically, because of the nature and amount of our assets and our very limited operations, pursuant to applicable federal rules, we are considered a "shell company". Applicable provisions of Rule 144 specify that during that time that we are a "shell company" and for a period of one year thereafter, holders of our restricted securities cannot sell those securities in reliance on Rule 144. As a result, one year after we cease being a shell company, assuming we are current in our reporting requirements with the Securities and Exchange Commission, holders of our restricted securities may then sell those securities in reliance on Rule 144 (provided, however, those holders satisfy all of the applicable requirements of that rule). For us to cease being a "shell company", we must have more than nominal operations and more that nominal assets or assets which do not consist solely of cash or cash equivalents.

FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements that involve risks and uncertainties. We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Our actual results may differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the "Risk Factors" section and elsewhere in this current report.

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                           REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, and other information with the Securities & Exchange Commission. The public may read and copy any materials that we file with the Commission at the Commission's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission. The address of that site is http://www.sec.gov.

            MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

We are a development stage corporation and only recently started our operations. We have not generated or realized any revenues from our business operations. Our current cash balance will not be sufficient to fund our operations for the next 12 months. We anticipate relying upon loans from our president, John Pulos, who has informally agreed to advance funds to allow us to pay for ongoing costs. However, Mr. Pulos has no formal commitment, arrangement or legal obligation to advance or loan funds to us. In order to achieve our business plan goals, we will need to raise additional funds.

Our auditors have issued a going concern opinion. This means that our auditors believe there is substantial doubt that we can continue as an on-going business for the next twelve months unless we obtain additional capital to pay our bills. This is because we have not generated any revenues. We do not expect to have revenues until we commence selling crystallized glass tile products to customers, of which there is no assurance. If we are unable to obtain additional working capital, our business may fail. Accordingly, we must raise cash from sources other than operations.

PLAN OF OPERATION

We were incorporated in the State of Nevada on April 14, 2011. We have never declared bankruptcy, have never been in receivership, and have never been involved in any legal action or proceedings. Since incorporation, we have not made any significant purchase or sale of assets. We are a development stage company that has not generated any revenue and just recently started our operations.

Our intended business is to distribute crystallized glass tile in North America. We have not generated any revenues and our principal business activities to date consist of creating a business plan and entering into a Marketing and Sales Distribution Agreement with Jiangxi Dafeng Trading Co., Ltd., a private Chinese company.

We will not be conducting any product research or development. We do not expect to purchase or sell plant or significant equipment. Further, we do not expect significant changes in our number of employees for some time. Our plan of operations is as follows:

SET UP OFFICE.
TIME FRAME: 1ST - 3RD MONTHS.

Subject to raising additional financing, we plan to set up office and acquire the necessary equipment to begin operations. We believe that it will cost at least $2,000 to set up office and obtain the necessary equipment to begin operations. John Pulos, our sole officer and director will handle our administrative duties.

DEVELOP OUR WEBSITE.
TIME FRAME: 3RD -5TH MONTHS.

When our office is set up, we intend to begin developing our website. Our sole officer and director, John Pulos will be in charge of registering our web domain. Once we register our web domain, we plan to hire a web designer to help us design and develop our website. We do not have any written agreements with

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
any web designers at current time. We believe that it will cost between $3,000 and $5,000 for our website to be operational. It will take up to 90 days to develop our website. There will be information about us, about crystallized glass tile and it advantages, information on how to order our product, and other information on our website. Updating and improving our website will continue throughout the lifetime of our operations.

NEGOTIATE AGREEMENTS WITH POTENTIAL WHOLESALE CUSTOMERS.
TIME FRAME: 5TH -12TH MONTHS.

Once our website is operational, we will contact and start negotiation with potential customers. We will negotiate terms and conditions of collaboration. At the beginning, we plan to focus primarily on larger chain stores that sell various types of building materials, specialized home building and restoration stores, and distributors that are responsible for marketing and selling any kind of flooring. Then we plan to expand our target market to contactors, homebuilders, and developers. This activity will be ongoing throughout our operations. Even though the negotiation with potential wholesale customers will be ongoing during the life of our operations, we cannot guarantee that we will be able to execute acceptable agreements, in which case our business may fail and we will have to cease our operations.

COMMENCE MARKETING CAMPAIGN.
TIME FRAME: 6TH -12TH MONTHS.

At the same time as we start negotiation process with potential customers and our website is operational, we will begin to market our product. We intend to use marketing strategies, such as web advertisements, direct mailing, and phone calls to acquire potential customers. We also plan to attend trade shows in the construction industry to showcase our product with a view to find new customers. We believe that we should begin to see results from our marketing campaign within 120 days from its initiation. We also will use internet promotion tools on Facebook and Twitter to advertise our products and company. We intend to spend from $14,000 to $25,000 on marketing efforts during the first year. Marketing is an ongoing matter that will continue during the life of our operations.

Even if we are able to obtain sufficient number of service agreements at the end of the twelve month period, there is no guarantee that we will be able to attract and more importantly retain enough customers to justify our expenditures. If we are unable to generate a significant amount of revenue and to successfully protect ourselves against those risks, then it would materially affect our financial condition and our business could be harmed.

HIRE A SALESPERSON.
TIME FRAME: 8TH -12TH MONTHS.

Once we commence generating significant revenue, we intend to hire one salesperson with good knowledge and broad connections in the building material distribution and construction industry to introduce our products. The salesperson's job would be to find new potential purchasers, and to set up agreements with wholesale customers to buy our crystallized glass tile. The negotiation of additional agreements with potential customers will be ongoing during the life of our operations.

RESULTS OF OPERATIONS

FROM INCEPTION ON APRIL 14, 2011 TO AUGUST 31, 2012

We have not generated any revenues since from inception on April 14, 2011 to August 31, 2012 and our operating expenses total $13,962 and consisted entirely of general and administrative expenses.

LIQUIDITY AND CAPITAL RESOURCES

We had cash of $9,305 as of August 31, 2012 and a working capital position of $9,438. We expect to continue incurring losses in the next twelve months. We have no agreements for additional financing and cannot provide any assurance that additional funding will be available to finance our operations on acceptable terms in order to enable us to complete our plan of operations. There are no assurances that we will be able to achieve further sales of our common stock or any other form of additional financing. If we are unable to achieve the financing necessary to continue our plan of operations, then our business plan will fail.

OFF-BALANCE SHEET ARRANGEMENTS

We have no off-balance sheet arrangements including arrangements that would affect our liquidity, capital resources, market risk support and credit risk support or other benefits.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities. For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

                             DESCRIPTION OF PROPERTY

We do not own any real property interest.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides the names and addresses of each person known to us to own more than 5% of our outstanding common stock as of the date of this current report, and by the officers and directors, individually and as a group. Except as otherwise indicated, all shares are owned directly.

                                                        Amount of      Percent
                                                        Beneficial       of
Title of Class   Name of Beneficial Owner               Ownership       Class
--------------   ------------------------               ---------       -----
Common stock     John Pulos                             2,000,000       78.9%
                 2711 N. Sepulveda Blvd., Suite 323
                 Manhattan Beach, CA 90266

Common stock     All officers and directors as a        2,000,000       78.9%
                 group that consists of one person

The percent of class is based on 4,700,000 shares of common stock issued and outstanding as of the date of this current report.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our executive officers and directors and their ages as of the date of this current report is as follows:

DIRECTORS:

Name of Director                 Age
----------------                 ---
John Pulos                       46

EXECUTIVE OFFICERS:

Name of Officer                  Age                    Office
---------------                  ---                    ------
John Pulos                       46          President, Secretary, Treasurer and
                                             Chief Executive Officer

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
BIOGRAPHICAL INFORMATION

Set forth below is a brief description of the background and business experience of our executive officer and director for the past five years.

MR. JOHN PULOS has served as a director of Liberty Silver Corp. since February 2007. From May 2010 to January 2012, he also acted as the Chief Financial Officer and Vice-President of Liberty Silver Corp. As well, for the past 20 years, Mr. Pulos has been involved in the real estate market with a focus on development, investment, and obtaining land entitlements throughout the United States and Canada, as well as investing in many private and public companies. Mr. Pulos obtained his Bachelor of Arts in Political Science from the University of Washington and a Master of Science in Real Estate Finance from New York University.

Mr. Pulos intends to devote about 20% of his business time per week to our affairs.

TERM OF OFFICE

Our director is appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our board of directors and hold office until removed by the board.

SIGNIFICANT EMPLOYEES

We have no significant employees other than the officers and directors described above.

STOCK OPTION GRANTS

We have not granted any stock options to the executive officers since our inception.

CONSULTING AGREEMENTS

We do not have any employment or consulting agreement with our directors or officers. We do not pay Mr. John Pulos any amount for acting as our director.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal period from our inception to January 31, 2011:

                               ANNUAL COMPENSATION

                                                               Restr     Options/
                                                       Other   Stock       SARS     LTP
Name           Title         Year    Salary   Bonus    Comp.   Awarded     (#)    payouts
----           -----         ----    ------   -----    -----   -------     ---    -------
Yulia          Former        2013     $ 0      $ 0     $ 0      $ 0        $ 0      $ 0
Goldfinger     President     2012     $ 0      $ 0     $ 0      $ 0        $ 0      $ 0
               CEO,          2011     $ 0      $ 0     $ 0      $ 0        $ 0      $ 0
               Secretary,
               Treasurer &
               Director

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

     *    Any of our directors or officers;

     *    Any person proposed as a nominee for election as a director;

     * Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;

     *    Our promoter, John Pulos, or our former promoter, Yulia Goldfinger;

     *    Any member of the immediate family of any of the foregoing persons.

                                LEGAL PROCEEDINGS

We are not currently a party to any legal proceedings. Our address for service of process in Nevada is 2360 Corporate Circle. Suite 400, Henderson, Nevada 89074-7722.

         MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY
                        AND RELATED STOCKHOLDER MATTERS.

MARKET INFORMATION

Our shares of common stock are quoted for trading on the OTC Bulletin Board under the symbol "AVLP". No trades of our shares of common stock have occurred through the facilities of the OTC Bulletin Board.

DIVIDENDS

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

     1. we would not be able to pay our debts as they become due in the usual course of business; or

     2. our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

                     RECENT SALES OF UNREGISTERED SECURITIES

We have not sold any securities in the past three years that were not registered under the Securities Act other than the following:

Name and Address           Date            Shares          Consideration
----------------           ----            ------          -------------
Yulia Goldfinger       May 25, 2011       2,000,000         $ 2,000.00

We issued the foregoing restricted shares of common stock to our former officer and director pursuant to Section 4(2) of the Securities Act of 1933. She is a sophisticated investor, was our sole officer and director at the time, and had possession of all material information relating to us. Further, no commissions were paid to anyone in connection with the sale of the shares and general solicitation was not made to anyone.

                            DESCRIPTION OF SECURITIES

GENERAL

Our authorized capital stock consists of 75,000,000 shares of common stock at a par value of $0.001 per share.

COMMON STOCK

Our authorized capital stock consists of 75,000,000 shares of common stock, par value $0.001 per share. The holders of our common stock:

     * have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;

     * are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs; and

     * do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights.

A holder of outstanding shares, entitled to vote at a meeting, may vote at such meeting in person or by proxy. Every shareholder is entitled to one vote for each share standing his or her name on the record of shareholders. All corporate action shall be determined by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

As of the date of this report, there were 2,535,000 shares of our common stock issued and outstanding that are held by 25 stockholders of record.

Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

PREFERRED STOCK

We do not have an authorized class of preferred stock.

DIVIDEND POLICY

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

SHARE PURCHASE WARRANTS

We have not issued and do not have outstanding any warrants to purchase shares of our common stock.

OPTIONS

We have not issued and do not have outstanding any options to purchase shares of our common stock.

CONVERTIBLE SECURITIES

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (the "NRS") and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

     (1) a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

     (2) a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

     (3) a transaction from which the director derived an improper personal profit; and

     (4)  willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

     (1)  such indemnification is expressly required to be made by law;

     (2)  the proceeding was authorized by our Board of Directors;

     (3) such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

     (4)  such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request. This advanced of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

                              FINANCIAL STATEMENTS

Our financial statements for the fiscal year ended November 30, 2011 and our unaudited interim financial statements for the period ended August 31, 2012 are incorporated by reference into this current report.

         CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
                              FINANCIAL DISCLOSURE

We have had no changes in or disagreements with our accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVALANCHE INTERNATIONAL, CORP.


Date: February 4, 2013                  By: /s/ John Pulos
                                            ------------------------------------
                                            John Pulos
                                            President, CEO, Secretary
                                            and Treasurer